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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 11, 2002
                                                --------------------------------

                                XeTel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27482                  74-2310781
----------------------------    ---------------     ----------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


           2105 Gracy Farms Lane
                 Austin, TX                                     78758
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (512) 435-1000
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER MATTERS

On November 11, 2002, XeTel Corporation (the "Company") filed a No-Action Request pursuant to Staff Legal Bulletin No. 2 dated April 15, 1997, requesting that the Securities and Exchange Commission (the "Commission") not recommend enforcement action if the Company follows the modified reporting procedures set forth therein in lieu of filing regular periodic reports specified under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder (the "No-Action Request").

The No-Action Request was prompted by the Company's filing for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Western District of Texas, Austin Division (the "Bankruptcy Court"), Case Number 02-14222 (the "Bankruptcy Filing"). The Bankruptcy Filing was reported in the Company's Current Report on Form 8-K filed on November 1, 2002.

In the No-Action Request, the Company detailed its proposal to file with the Commission, under cover of Form 8-K, copies of the monthly operating reports that are required to be filed with U.S. Trustee and the Bankruptcy Court in lieu of continuing to file Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q under Section 13(a) of the Exchange Act. These reports will be filed with the Commission within 15 days of the date filed with the U.S. Trustee and the Bankruptcy Court.

In the No-Action Request, the Company stated that "compliance with the periodic reporting requirements of the Exchange Act would cause the Company significant hardship and unreasonable burden in terms of expense and effort on the part of the Company and its remaining management. Since the Bankruptcy Filing, the efforts of the Company have been occupied by addressing the day-to-day needs of a Chapter 11 debtor, including obtaining approval of the Bankruptcy Court for non-ordinary course activities, negotiating with its major creditor constituencies and on-going efforts to sell the Company's remaining assets. All of these activities have increased the duties and responsibilities on the Company's remaining employees as the Company has been reducing its headcount to conserve cash. During the pendency of the Chapter 11 proceeding, it will be necessary to devote substantially all of the Company's limited resources to such proceeding and matters related to the sale of the Company's assets. In addition, satisfying such reporting requirements would cause the Company to incur substantial additional legal and accounting fees as well as additional charges for support services, which the Company does not have the financial wherewithal to pay. The Company has significantly reduced its operations in an effort to conserve its assets and maximize the liquidation value for the benefit of the Company's creditors."

As of the date of this filing, the Company had not received a response from the Commission related to the No-Action Request. The Company does not currently have the financial wherewithal or personnel capacity to comply with the reporting requirements of the Exchange Act. Accordingly, until the Commission responds to the No-Action Request, the Company intends to follow the periodic reporting process described in the No-Action Request.

Separately, effective November 18, 2002, the Company terminated its interim debtor-in-possession revolving line of credit financing ("DIP Financing"). The Company terminated the DIP Financing because the Company no longer considered it necessary for its limited operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XeTel Corporation
                                        ----------------------------------------
                                                      (Registrant)

        November 19, 2002                        /s/ Angelo DeCaro, Jr.
--------------------------------        ----------------------------------------
            Date                                   Angelo DeCaro, Jr.
                                          President and Chief Executive Officer